Ex-99.1
Table 1
Avis Budget Group, Inc.
SEGMENT RESULTS
($ in millions)

In conjunction with a change in the Company's reportable segments, the financial results of the Company’s North America, South America, Central America and Caribbean operations will now be reported in the Company's Americas reportable segment. The Company's consolidated results for the years ended December 31, 2014 and 2013 are not affected by such changes. The table below illustrates the impact of these changes to Revenue and Adjusted EBITDA for 2014 and 2013.

FOR THE YEAR ENDED DECEMBER 31, 2014

	As Previously Reported
	Revenue					Adjusted EBITDA
	First Quarter	Second Quarter	Third Quarter	Fourth Quarter	Full Year	First Quarter	Second Quarter	Third Quarter	Fourth Quarter	Full Year
North America	$1,236	$1,427	$1,623	$1,247	$5,533	$114	$157	$255	$81	$607
International	551	667	815	555	2,588	17	57	160	56	290
Truck Rental	75	100	104	85	364	(2)	13	18	10	39
Corporate and Other	—	—	—	—	—	(12)	(14)	(16)	(18)	(60)
Total	1,862	2,194	2,542	1,887	8,485	117	213	417	129	876

	Adjustments for Segment Reclassification
	Revenue					Adjusted EBITDA
	First Quarter	Second Quarter	Third Quarter	Fourth Quarter	Full Year	First Quarter	Second Quarter	Third Quarter	Fourth Quarter	Full Year
Americas	$1,330	$1,542	$1,742	$1,347	$5,961	$115	$172	$275	$94	$656
North America	(1,236)	(1,427)	(1,623)	(1,247)	(5,533)	(114)	(157)	(255)	(81)	(607)
International	(19)	(15)	(15)	(15)	(64)	(3)	(2)	(2)	(3)	(10)
Truck Rental	(75)	(100)	(104)	(85)	(364)	2	(13)	(18)	(10)	(39)
Corporate and Other	—	—	—	—	—	—	—	—	—	—
Total	—	—	—	—	—	—	—	—	—	—

	As Adjusted
	Revenue					Adjusted EBITDA
	First Quarter	Second Quarter	Third Quarter	Fourth Quarter	Full Year	First Quarter	Second Quarter	Third Quarter	Fourth Quarter	Full Year
Americas	$1,330	$1,542	$1,742	$1,347	$5,961	$115	$172	$275	$94	$656
International	532	652	800	540	2,524	14	55	158	53	280
Corporate and Other	—	—	—	—	—	(12)	(14)	(16)	(18)	(60)
Total	$1,862	$2,194	$2,542	$1,887	$8,485	$117	$213	$417	$129	$876

FOR THE YEAR ENDED DECEMBER 31, 2013

	As Previously Reported
	Revenue					Adjusted EBITDA
	First Quarter	Second Quarter	Third Quarter	Fourth Quarter	Full Year	First Quarter	Second Quarter	Third Quarter	Fourth Quarter	Full Year
North America	$1,098	$1,279	$1,500	$1,165	$5,042	$93	$115	$226	$74	$508
International	517	621	786	599	2,522	17	58	149	48	272
Truck Rental	76	102	109	85	373	(5)	17	19	5	36
Corporate and Other	—	—	—	—	—	(12)	(11)	(11)	(13)	(47)
Total	1,691	2,002	2,395	1,849	7,937	93	179	383	114	769

	Adjustments for Segment Reclassification
	Revenue					Adjusted EBITDA
	First Quarter	Second Quarter	Third Quarter	Fourth Quarter	Full Year	First Quarter	Second Quarter	Third Quarter	Fourth Quarter	Full Year
Americas	$1,192	$1,399	$1,625	$1,264	$5,481	$96	$136	$248	$80	$560
North America	(1,098)	(1,279)	(1,500)	(1,165)	(5,042)	(93)	(115)	(226)	(74)	(508)
International	(18)	(18)	(16)	(14)	(66)	(8)	(4)	(3)	(1)	(16)
Truck Rental	(76)	(102)	(109)	(85)	(373)	5	(17)	(19)	(5)	(36)
Corporate and Other	—	—	—	—	—	—	—	—	—	—
Total	—	—	—	—	—	—	—	—	—	—

	As Adjusted
	Revenue					Adjusted EBITDA
	First Quarter	Second Quarter	Third Quarter	Fourth Quarter	Full Year	First Quarter	Second Quarter	Third Quarter	Fourth Quarter	Full Year
Americas	$1,192	$1,399	$1,625	$1,264	$5,481	$96	$136	$248	$80	$560
International	499	603	770	585	2,456	9	54	146	47	256
Corporate and Other	—	—	—	—	—	(12)	(11)	(11)	(13)	(47)
Total	$1,691	$2,002	$2,395	$1,849	$7,937	$93	$179	$383	$114	$769
_______
The sum of the quarters does not necessarily equal the full year due to rounding.

Table 2 (page 1 of 2)
Avis Budget Group, Inc.
SEGMENT REVENUE DRIVER ANALYSIS

In conjunction with a change in the Company's reportable segments, the key operating statistics of the Company’s North America, South America, Central America and Caribbean operations will now be reported in the Company's Americas reportable segment. The table below illustrates the impact of these changes to rental days, time and mileage revenue per day and average rental fleet for 2014 and 2013. Rental days and time and mileage revenue per day are calculated based on the actual rental of the vehicle during a 24-hour period. Our calculation of rental days and time and mileage revenue per day may not be comparable to the calculation of similarly-titled statistics by other companies. Amounts exclude U.S. truck rental and Zipcar transactions.

FOR THE YEAR ENDED DECEMBER 31, 2014

	As Previously Reported
	First Quarter	Second Quarter	Third Quarter	Fourth Quarter	Full Year
North America

Rental Days (000’s)	21,129	24,801	26,973	22,174	95,078
Time and Mileage Revenue per Day	$41.77	$40.61	$43.05	$39.60	$41.33
Average Rental Fleet	328,230	391,707	411,955	344,169	369,015

International

Rental Days (000’s)	7,754	9,485	11,697	8,460	37,395
Time and Mileage Revenue per Day	$42.86	$41.91	$42.15	$38.17	$41.34
Average Rental Fleet	123,866	148,853	171,406	133,184	144,329

	As Adjusted
	First Quarter	Second Quarter	Third Quarter	Fourth Quarter	Full Year
Americas

Rental Days (000’s)	21,418	25,036	27,214	22,408	96,075
Time and Mileage Revenue per Day	$41.70	$40.57	$42.99	$39.54	$41.27
Average Rental Fleet	332,500	395,706	416,029	348,129	373,091

International

Rental Days (000’s)	7,465	9,250	11,456	8,226	36,398
Time and Mileage Revenue per Day	$43.12	$42.06	$42.28	$38.30	$41.49
Average Rental Fleet	119,596	144,854	167,332	129,224	140,253
_______
The sum of the quarters does not necessarily equal the full year due to rounding.

Table 2 (page 2 of 2)

FOR THE YEAR ENDED DECEMBER 31, 2013

	As Previously Reported
	First Quarter	Second Quarter	Third Quarter	Fourth Quarter	Full Year
North America

Rental Days (000’s)	19,723	23,016	25,511	20,836	89,086
Time and Mileage Revenue per Day	$41.34	$39.26	$42.07	$39.38	$40.55
Average Rental Fleet	312,604	358,943	380,964	317,210	342,430

International

Rental Days (000’s)	7,500	9,312	11,950	8,638	37,400
Time and Mileage Revenue per Day	$43.89	$41.79	$42.11	$42.50	$42.48
Average Rental Fleet	122,250	146,538	173,955	138,303	145,263

	As Adjusted
	First Quarter	Second Quarter	Third Quarter	Fourth Quarter	Full Year
Americas

Rental Days (000’s)	20,012	23,273	25,771	21,075	90,131
Time and Mileage Revenue per Day	$41.30	$39.24	$42.01	$39.34	$40.52
Average Rental Fleet	316,942	363,005	385,182	321,153	346,570

International

Rental Days (000’s)	7,211	9,055	11,690	8,399	36,355
Time and Mileage Revenue per Day	$44.11	$41.91	$42.24	$42.67	$42.63
Average Rental Fleet	117,912	142,476	169,737	134,360	141,123
_______
The sum of the quarters does not necessarily equal the full year due to rounding.